NASDAQ: EBTX Investor Presentation February 2009 Exhibit 99.1

2 2
Forward-Looking Statements
• This presentation may include forward-looking statements.  These forward-looking statements include comments with respect to assumptions relating to projected growth, earnings, earnings per share and other financial performance measures, as well as management’s short-term and long-term performance, anticipated effects on results of operations or financial condition from recent and expected developments or events relating to business and growth strategies and any other statements, projections or assumptions that are not historical facts.
• These statements are based upon Encore Bancshares, Inc.’s current expectations and beliefs. However, these forward looking statements are based on assumptions and are subject to known and unknown risks, and uncertainties.  Factors that could cause actual results, performance or achievements, to differ materially from anticipated or projected results, performance or achievements expressed or implied by these forward-looking statements as described under “Risk Factors” in the Company’s Annual Report on Form
10-K for the year ended December 31, 2007 and other reports and documents filed by the
Company from time to time with the SEC.
• You should not place undue reliance on any forward-looking statements. These statements speak only as of the date the statement is made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date the statement is made.

3 3
•
Company Type: Financial Holding Company
and Wealth Management Organization
•
Headquarters: Houston, Texas
•
Total Assets: $1.6 billion
•
Total Loans: $1.2 billion
•
Total Deposits: $1.1 billion
•
Total Equity: $186 million
•
Tier 1 Risked-Based Capital: 14.63%
•
Assets Under Management: $2.2 billion
•
Private Client Offices: 17
Encore Profile
As of December 31, 2008.

4 4
Operating Philosophy
• Focus on professional firms, privately-owned
businesses, investors and affluent individuals
• Individual clients generally have a net worth
of between $500,000 and $20 million
• Highly personalized service through private
banker or relationship manager
• Hire and retain experienced financial
professionals
• Arnold Palmer is bank spokesperson

Period-end Balances
$ in millions

ENCOREBANCSHARES, INC.

5 Total Loans & Deposits 1,097 1,031 908 1,218 1,041 1,101 0 350 700 1,050 1,400 2006 2007 2008 Total Loans Deposits

Diversified Loan Mix
Consumer
4.0%
Residential 2nd lien
24.8%
Commercial
11.1%
Home equity lines
6.8%
Commercial real
estate
25.6%
Real estate
construction
7.9%
Residential 1st lien
19.8%
Total Loans: $1.2 billion
December 31, 2008

Loan Portfolio Concentrations – Real Estate
($ in thousands) As of Dec 31, 2008
* Loans in any other individual state do not exceed 1.0% of total loans.
Residential Residential Home Percent of
Mortgage- Mortgage- Equity Commercial Real Estate Total
First Lien Second Lien Lines Real Estate Construction Total Loans
Texas 140,686 $     276,638 $       31,257 $   162,181 $      71,177 $          681,939 $     56.0%
Florida 43,130 1,957 12,148 130,872 21,596 209,703 17.2%
Colorado 4,698 8,402 32,573 1,403 - 47,076 3.9%
California 16,724 2,761 2,692 8,932 6 31,115 2.6%
Other  * 36,731 12,383 3,885 8,521 2,889 64,409 5.3%
Total 241,969 $     302,141 $       82,555 $   311,909 $      95,668 $          1,034,242 $  84.9%

8 8
Deposit Mix
Money market and
savings
22.9%
Brokered deposits
5.1%
Interest checking
17.9%
Time deposits
$100,000 and
greater
25.0%
Noninterest-
bearing deposits
12.0%
Time deposits less
than $100,000
17.1%
Total Deposits $1.1 billion
December 31,2008

9 9
Earnings
Fourth Quarter 2008 Earnings Include:
• $6.0 million (pre-tax) charge-off of a loan to a high net worth professional
• $10.5 million (pre-tax) increase to loan loss reserves, resulting in an allowance for loan losses to total loans of 2.06%
• $2.0 million (pre-tax) impairment charge of a CRA related
investment security
Pre-tax, pre-provision earnings were $5.0 million*
* Excludes impairment charge of $2.0 million.

10 Net Interest Margin 2.46% 2.74% 3.18% 0.00% 0.90% 1.80% 2.70% 3.60% 2006 2007 2008

11 Net Interest Income 44,274 34,175 30,173 0 12,500 25,000 37,500 50,000 2006 2007 2008

$ in billions

$ in millions

ENCOREBANCSHARES, INC.

12 12 Wealth Management Business 2.7 4.2 3.7 0.0 1.3 2.5 3.8 5.0 2006 2007 2008 Net Earnings 2.5 2.2 2.8 0.0 1.0 2.0 3.0 4.0 2006 2007 2008 Assets Under Management

13 Noninterest Expenses 50,361 50,607 50,338 0 13,750 27,500 41,250 55,000 2006 2007 2008

14 Asset Quality 0.20% 1.30% 1.22% 0.38% 2.56% 1.05% 0.00% 1.00% 2.00% 3.00% 4.00% 2006 2007 2008 Net Charge-offs/ Avg Loans Non-performing Loans/ Loans

Commercial Loan Delinquencies
0.0%
3.8%
7.5%
11.3%
15.0%
Q4 07 Q1 08 Q2 08 Q3 08 Q4 08
30 Day + Delinquencies Trend
4Q08 3Q08  4Q07
EOP Portfolio $ 135,534 $ 130,484 $ 127,583
Net charge-offs ($) $ 5,839 $ 293 $ (20)
Net charge-offs (%) 17.72% 0.90% -0.07%
Nonperforming ($) $ 5,643 $ 1,050 $ 7,615
Nonperforming (%) 4.16% 0.80% 5.97%

Commercial Real Estate Loan Delinquencies
0.0%
3.8%
7.5%
11.3%
15.0%
Q4 07 Q1 08 Q2 08 Q3 08 Q4 08
30 Day + Delinquencies Trend
4Q08 3Q08  4Q07
EOP Portfolio $ 311,909 $ 305,570 $ 277,047
Net charge-offs ($) $ 751 $ 407 $ 0
Net charge-offs (%) 0.97% 0.54% 0.00%
Nonperforming ($) $ 11,267 $ 7,695 $ 249
Nonperforming (%) 3.61% 2.52% 0.09%

Construction Loan Delinquencies
0.0%
3.8%
7.5%
11.3%
15.0%
Q4 07 Q1 08 Q2 08 Q3 08 Q4 08
30 Day + Delinquencies Trend
4Q08 3Q08  4Q07
EOP Portfolio $ 95,668 $ 96,450 $ 100,975
Net charge-offs ($) $ 408 $ 356 $ 79
Net charge-offs (%) 1.69% 1.51% 0.27%
Nonperforming ($) $ 9,878 $ 9,122 $ 2,661
Nonperforming (%) 10.33% 9.46% 2.64%

Residential First Mortgage Loan Delinquencies
0.0%
2.0%
4.0%
6.0%
8.0%
Q4 07 Q1 08 Q2 08 Q3 08 Q4 08
1st Mtg 1st Mtg SBO 1st Mtg Orig
30 Day + Delinquencies Trend
4Q08 3Q08  4Q07
EOP Portfolio $ 241,969 $ 247,765 $ 271,346
Net charge-offs ($) $ 124 $ 253 $ 44
Net charge-offs (%) 0.20% 0.40% 0.10%
Nonperforming ($) $ 3,581 $ 2,812 $ 1,978
Nonperforming (%) 1.48% 1.13% 0.73%

Residential Second Mortgage Loan Delinquencies
0.0%
2.0%
4.0%
6.0%
8.0%
Q4 07 Q1 08 Q2 08 Q3 08 Q4 08
2nd Mtg 2nd Mtg SBO 2nd Mtg Orig
30 Day + Delinquencies Trend
4Q08 3Q08  4Q07
EOP Portfolio $ 302,141 $ 291,933 $ 195,583
Net charge-offs ($) $ 307 $ 363 $ 44
Net charge-offs (%) 0.41% 0.51% 0.10%
Nonperforming ($) $ 173 $ 151 $ 452
Nonperforming (%) 0.06% 0.05% 0.23%

Home Equity Lines of Credit Delinquencies
0.0%
2.0%
4.0%
6.0%
8.0%
Q4 07 Q1 08 Q2 08 Q3 08 Q4 08
30 Day + Delinquencies Trend
4Q08 3Q08  4Q07
EOP Portfolio $ 82,555 $ 79,888 $ 79,023
Net charge-offs ($) $ 474 $ 827 $ 299
Net charge-offs (%) 2.32% 4.12% 1.50%
Nonperforming ($) $ 552 $ 251 $ 208
Nonperforming (%) 0.67% 0.31% 0.26%

Allowance By Loan Category
0.22
0.28
0.45
1.00
0.63
2.47
0.91
1.40
2.06
0.09
2.85
3.06
0.58
6.38
0.00
1.75
3.50
5.25
7.00
Commercial Commercial
RE
Construction Res 1st Lien Res 2nd Lien HELOC Total
3-Yr Avg Loss Allowance/Loans

Capital Ratios
14.63%
13.59%
0.00%
4.00%
8.00%
12.00%
16.00%
2007 2008
8.98%
7.75%
0.00%
2.50%
5.00%
7.50%
10.00%
2007 2008
Tier 1 Risked Based Capital
Tangible Common Equity to Tangible Assets
Tangible common equity: $120.5 million

23 Summary • Improving earnings metrics • Growing attractive franchise • Maintaining strong capital • Managing credit quality • Solid noninterest income